                                                                   Exhibit 10.31

                 Named Executive Officer Employment Arrangements
                                   Fiscal 2005

-------------  -------------  -------------------------  ------------  ----------------
                                                         Stock Option  Restricted Stock
     Name       Base Salary     Cash Bonus Potential      Grants (1)      Grants (2)
-------------  -------------  -------------------------  ------------  ----------------
Lloyd Hill       $800,000     up to 125% of base salary     141,000         27,000
-------------  -------------  -------------------------  ------------  ----------------
Dave Goebel      $460,000     up to 100% of base salary      87,000         17,000
-------------  -------------  -------------------------  ------------  ----------------
Steve Lumpkin    $415,000     up to 85% of base salary       56,500         10,500
-------------  -------------  -------------------------  ------------  ----------------
John Cywinski    $405,000     up to 70% of base salary       53,500         10,500
-------------  -------------  -------------------------  ------------  ----------------
Lou Kaucic       $320,000     up to 65% of base salary       42,500          8,350
-------------  -------------  -------------------------  ------------  ----------------

(1)  Granted  pursuant  to  the  Company's  Amended  and  Restated  1995  Equity
     Incentive  Plan.  The stock  options  will be  granted  in equal  quarterly installments  during  fiscal 2005  beginning  March 1, 2005 and all options will vest 3 years from the date of the first grant in March, 2005.

(2)  Granted  effective  March 1, 2005,  pursuant to the  Company's  Amended and
     Restated 1995 Equity  Incentive Plan. The restricted  stock is subject to a three-year restriction period from its date of grant.

     Mr.  Hill  has  a  written   employment   agreement   and   severance   and
noncompetition  agreement,  Mr.  Lumpkin and Mr. Kaucic have written  employment agreements  and Mr.  Kaucic has a change in control  agreement  with the Company that are filed as exhibits with the Company's  appropriate periodic filing under the Securities Exchange Act of 1934. Their base salary, cash bonus and incentive compensation  is set each year by the  Executive  Compensation  Committee.  Cash bonuses are paid pursuant to the Company's  existing cash bonus plans, which are filed as exhibits  with the  appropriate  periodic  filing under the  Securities
Exchange Act of 1934.  They may participate in the Company's  FlexPerx  program,
Executive  Retirement Plan and Executive  Health Plan and other benefit programs provided to employees generally,  based on each plan's eligibility requirements.
The FlexPerx  program,  Executive  Retirement Plan and Executive Health Plan are
also filed as exhibits with the Company's  appropriate periodic filing under the
Securities Exchange Act of 1934.

     Mr. Goebel and Mr. Cywinski do not have written employment  agreements with the Company.  Their base salary, cash bonus and other incentive  compensation is set each year by the  Executive  Compensation  Committee.  Cash bonuses are paid pursuant to the Company's existing cash bonus plans, which are filed as exhibits with the appropriate  periodic filing under the Securities Exchange Act of 1934.
They may participate in the Company's  FlexPerx  program,  Executive  Retirement
Plan,  Executive  Health Plan and other benefit  programs  provided to employees generally,  based on each plan's  eligibility  requirements.  Mr. Goebel and Mr.
Cywinski  have  both  entered  into the  Company's  standard  forms of Change in
Control and  Non-Compete  Agreement,  which have been filed as exhibits with the
Company's  appropriate  periodic  filings under the  Securities  Exchange Act of
1934.